Exhibit 99.1

FOR IMMEDIATE RELEASE
January 10, 2022

Contact: Katherine Blye
Senior Director, Investor Relations & Marcom
Phone: +1 603 626-2306
kblye@allegromicro.com
Allegro MicroSystems Appoints Derek D’Antilio as Chief Financial Officer
--Company thanks retiring CFO Paul Walsh for 7 years of service --
Manchester, NH – Allegro MicroSystems, Inc. (Nasdaq: ALGM) (“Allegro”), a global leader in sensing and power semiconductor technology, today announced that Paul Walsh, current Senior Vice President Chief Financial Officer (CFO) and Treasurer, will be retiring. He will be succeeded by Derek D’Antilio, who was selected after an extensive search and will be joining the Allegro management team effective January 10, 2022. Mr. Walsh will remain in an advisory capacity until February 4, 2022, to ensure a smooth and orderly transition of responsibilities.
Mr. D’Antilio will report to Ravi Vig, President and Chief Executive Officer, and will oversee the company’s global finance team. He joins Allegro with more than 20 years of financial and operating experience in semiconductor and high technology companies and is an accomplished CFO who brings a broad range of financial experience, including a background with global public companies in corporate finance, strategic planning, M&A, capital raising efforts and investor relations.
Prior to joining Allegro, Mr. D’Antilio most recently served as the Chief Financial Officer of a Summit Partners Portfolio Company and helped lead the recent sale and recapitalization of the company. From Feb 2019 to March 2021, he served as the Chief Financial Officer of IDEX Biometrics, a publicly traded and global fabless semiconductor company, where he played an instrumental role in leading a Nasdaq listing and preparing the company to scale its production. Prior to IDEX Biometrics, Mr. D’Antilio spent eight years at MKS Instruments, a global equipment and service provider to semiconductor and industrial markets and held numerous leadership roles including Vice President & Corporate Controller, where he oversaw global accounting and reporting, FP&A, and treasury. Earlier in his career, Mr. D’Antilio was a CPA in public accounting and served as an audit manager at PwC. Mr. D’Antilio holds a B.S.B.A in Accounting from Salem State University and an M.B.A. from Babson College.
“Derek has the right mix of business acumen and expertise to continue where Paul left off and help us reach new heights in terms of our financial objectives and long-term goals,” said Ravi Vig, President and Chief Executive Officer of Allegro. “We expect he will hit the ground running.”
“I am excited and honored to join Allegro at this important phase in the company’s journey to deliver innovative technologies for a safer, more sustainable future. Paul and the Allegro finance team have built a high performing finance function, and I look forward to continuing the good work with the team to execute on our strategies and deliver value to our shareholders,” commented Mr. D’Antilio.
Mr. Walsh joined the company in 2014, has a long history in the industry and helped build the company’s financial discipline and rigor, ultimately supporting a successful IPO in October 2020.
“Paul has been instrumental in guiding and supporting our strategic transformation that is now bearing fruit in terms of record growth and profitability,” continued Mr. Vig. “Paul was a great partner for me as we led Allegro through our journey to become a successful public company. I fully support his decision to retire and wish him the very best as he begins his next chapter. He leaves us with a strong financial foundation and a commitment to strong business fundamentals that will be a lasting legacy to Allegro.”
“Being a part of the Allegro staff and seeing the fulfillment of our goal to become a public company has been a satisfying culmination to my years as a CFO. I couldn’t be prouder of this team for all that we’ve accomplished,” said Paul Walsh. “As I look forward to my retirement, I have a great deal of confidence in Allegro and Derek. I believe they have all of the right ingredients to continue to deliver on the company’s strategic objectives.”
About Allegro MicroSystems
Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and green energy applications.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “future,” “expect,” “should,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “should,” “could,” or the negative thereof and similar words and expressions.
Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: downturns or volatility in general economic conditions, including as a result of the COVID-19 pandemic, particularly in the automotive market; our ability to compete effectively, expand our market share and increase our net sales and profitability; our ability to compensate for decreases in average selling prices of our products; the cyclical nature of the analog semiconductor industry; shifts in our product mix or customer mix, which could negatively impact our gross margin; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; any disruptions at our primary third-party wafer fabrication facilities; our ability to fully realize the benefits of past and potential future initiatives designed to improve our competitiveness, growth and profitability; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our reliance on a limited number of third-party wafer fabrication facilities and suppliers of other materials; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; our indebtedness may limit our flexibility to operate our business; the loss of one or more significant end customers; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of tariffs and export restrictions; our exposures to warranty claims, product liability claims and product recalls; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems; risks related to governmental regulation and other legal obligations, including privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; the volatility of currency exchange rates; risks related to acquisitions of and investments in new businesses, products or technologies, joint ventures and other strategic transactions; our ability to raise capital to support our growth strategy; our ability to effectively manage our growth and to retain key and highly skilled personnel; changes in tax rates or the adoption of new tax legislation; risks related to litigation, including securities
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class action litigation; and our ability to accurately estimate market opportunity and growth forecasts; and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 19, 2021, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors Relations page of our website at investors.allegromicro.com.
All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
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